GROWING FORWARD Beverly Enterprises Investor Day

BILL FLOYD Chairman and Chief Executive Officer

Forward Looking Statements The statements in this presentation relating to matters that are not historical facts are forward-looking statements based on management's beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in Beverly's filings with the Securities and Exchange Commission. In addition, our results of operations, financial condition and cash flows also may be adversely impacted by the unsolicited indication of interest in an acquisition of Beverly by Appaloosa Management, LP, Franklin Mutual Advisors, LLC, Formation Capital, LLC and Northbrook NBV, LLC, and related actions taken by this group, including the nomination of candidates for election to Beverly's board of directors. These actions may impact our ability to attract and retain customers, management and employees and may result in the incurrence of significant advisory fees, litigation costs and other expenses. Although Beverly believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Beverly assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.

EBITDA Definition We use EBITDA to evaluate financial performance and to design incentive compensation for management. In addition, EBITDA is commonly used by our lenders and investors to assess our leverage capacity, debt service ability and liquidity. We define EBITDA as earnings from continuing operations before interest expense, interest income, income taxes, depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenues. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing our financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Important Information Beverly Enterprises, Inc. ("BEI") plans to file a proxy statement with the Securities and Exchange Commission relating to BEI's solicitation of proxies from the stockholders of BEI with respect to its 2005 annual meeting of stockholders. BEI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. BEI's proxy statement, any amendments or supplements to the proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of BEI's proxy statement and any amendments and supplements to the proxy statement, when they become available, and other relevant documents by writing to Beverly Enterprises at One Thousand Beverly Way, Fort Smith, Arkansas 72919, Attn: Investor Relations or at www.beverlycorp.com under the tab "Investor Information" and then under the heading "SEC Filings."

Information Regarding Participants BEI, its directors, executive officers and certain of BEI's other officers may be deemed to be participants in the solicitation of proxies (the "Solicitation") for BEI's 2005 annual meeting of stockholders. Information regarding the directors, executive officers and certain other officers of BEI and their interests in the Solicitation is contained in a Current Report on Form 8-K filed by BEI with the Securities and Exchange Commission on February 9, 2005. Other officers of BEI who may be deemed to be participants in the solicitation of proxies in connection with the annual meeting have not been determined as of the date of this filing. BEI has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. BEI has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. BEI has engaged Lehman Brothers as its financial advisor. BEI has agreed to pay customary compensation to Lehman Brothers for its services as financial advisor to BEI and to indemnify Lehman Brothers and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Lehman Brothers may solicit proxies for the 2005 annual meeting, although no additional compensation will be paid in connection with any such solicitation.

INVESTMENT COMMUNITY SURVEY

GROWING FORWARD Beverly Enterprises Investor Day

BEI Today A New Company More Successful Operating Units Solid Financials "Can Do" Culture

BEI Business Units DRIVE PROFITABLE GROWTH

My Topics Today BEI Profile How Far We've Come Fundamental Strategies EBITDA Guidance for 2005 1 2 3 4

BEI Today Leading Provider of Eldercare Services 327 Nursing Facilities (cont. ops.) 18 Assisted Living Centers 52 Hospice / Home Health Centers

BEI Today In Our Own Facilities Plus 585 Operated by Other Providers Rehabilitative Therapy

BEI Today 34,000 Men and Women Providing High Quality Healthcare More than $2 Billion Annual Revenues Successfully Operate in 37 States and the District of Columbia

How Far We've Come $26 Million $1 Billion $495 Million Inconsistent Demoralized "Victims" $207 Million $558 Million $179 Million Dramatic Improvement Confident Can-Do Year End 2000 3rd Qtr. 2004 Cash on Hand Debt SNF Patient Receivables Operating Metrics Employees Culture

The New BEI STRATEGIC PLAN

Fundamental Strategies Strengthen / Grow Skilled Nursing Accelerate Growth of Service Businesses Lead Innovations in Eldercare Continually Re-engineer Operations 1 2 3 4

Fundamental Strategies Strengthen / Grow Skilled Nursing Accelerate Growth of Service Businesses Lead Innovations in Eldercare Continually Re-engineer Operations 1 2 3 4

Fundamental Strategies Strengthen / Grow Skilled Nursing Accelerate Growth of Service Businesses Lead Innovations in Eldercare Continually Re-engineer Operations 1 2 3 4

Fundamental Strategies Strengthen / Grow Skilled Nursing Accelerate Growth of Service Businesses Lead Innovations in Eldercare Continually Re-engineer Operations 1 2 3 4

Innovations in Eldercare Quality-of-Care Alzheimer's Program Freedom Through Functionality

Innovations in Eldercare Technology CareTracker Proper Payment for Care Provided Labor Management System Effectively Manage Labor Costs

Innovations in Eldercare Corporate Support Procurement Group Market Expertise to Other Providers Offset Overhead Turn Cost Centers Into Profit Centers

Innovations in Eldercare Opportunities Reduce Costs / Improve Quality Further Increase Efficiency Tele-monitoring Tele-medicine

Fundamental Strategies Strengthen / Grow Skilled Nursing Accelerate Growth of Service Businesses Lead Innovations in Eldercare Continually Re-engineer Operations 1 2 3 4

Re-engineering Operations CareTracker Labor Management System Restructuring Balance Sheet Changes In the Way We Do Business

Re-engineering Operations GAP Initiatives $10 Million from Reduced Travel $5 Million from Improved Accounts Payable Process

Re-engineering Operations Total Cost Reductions $220 Million

The New BEI STRATEGIC SYNERGIES

Strategic Synergies Generates Cash Facilitates Service Business Growth Skilled Nursing Segment Service Business Segment

Strategic Synergies Other Nursing Home Business Aegis Therapists Already In the Market

Strategic Synergies Other Nursing Home Business - May Be Part of Larger Regional Chain - Low-Cost / Low-Risk Entry

Strategic Synergies 30 of 51 In Beverly Healthcare Markets 16 of 16 New Locations

HOLISTIC STRATEGY Streamline/Strengthen Skilled Nursing Accelerate Growth of Service Business Lead Innovations In Eldercare Continually Re-engineer Operations

Streamline/Strengthen Skilled Nursing Accelerate Growth of Service Business Continually Re-engineer Operations Lead Innovations In Eldercare

BEI Today PERFORMANCE

Performance EBITDA Guidance for 2004 $180-$185 Million + EBITDA Guidance for 2005 $210-$215 Million

2005 EBITDA Guidance Medicare Funding No Reduction During 4th Q 2005 Due to RUG Refinements Market-basket increase of 2.8% Oct. 1

2005 EBITDA Guidance Medicare Funding Guidance Based On What We Know Today Changes Trigger Re-assessment / Update Plans Developed to Mitigate Potential Impact

DAVE DEVEREAUX Executive Vice President Chief Operating Officer Beverly Healthcare

SKILLED NURSING FACILITIES

IMPROVING OPERATIONS

Improving Operations Reshaping Our Portfolio

Reshaping Our Portfolio Year End 2002 452 Facilities 50,000 Beds 26 States + D.C. High Share of Liability Costs Chronic Under-performers Strategic Mismatch

Reshaping Our Portfolio Year End 2002 452 Facilities 50,000 Beds 26 States + D.C. Divested 112 Facilities

Reshaping Our Portfolio Today's Operations 22 States + D.C. 35,000 Beds 327 Facilities (cont. ops.) More Attractive Markets Profitable Growth Higher Margins

Reshaping Our Portfolio 5.7% 87.9% 46.7% 9% 89% 49.2% 2003 3rd Qtr. 2004 EBITDA Margins Occupancy Medicare/Private Pay +330 +100 +240 Improvement (Basis Point) Points of Comparison 2002 3rd Qtr. 2004 Improvement (Basis Point)

Improving Operations Reshaping Our Portfolio Better Quality of Care

Quality of Care Starts At the Facility Level "Balanced Scorecard" Occupancy Associate / Family Satisfaction Accounts Receivable Quality Indicators Internal: Facility/Regional Benchmarks External: CMS Measures

Quality of Care Quality Indicators / Facility Performance Compensation for Leadership Team

Quality of Care Exceptional Facility Performance $100 Cash Bonus for All Facility Associates!

Quality of Care Results of Improvement Reduction in Costs Associated With Poor Survey Performance 2001 Penalties: $5.5 Million 2004 Penalties: $1.5 Million 74%

Improving Operations Reshaping Our Portfolio Better Quality of Care Incentive Compensation

Incentive Compensation 2004 20% of Executive Bonus Contingent on Reaching Quality Improvement Objectives

Incentive Compensation 2005 30% of Executive Bonus Contingent on Reaching Quality Improvement Objectives

Skilled Nursing Facilities A SOLID PORTFOLIO

Profitable Growth Initiatives Increase Market Share Expand Current Business Base Raise EBITDA Margin Increase Medicare / Improve Medicaid 1 2 3 4

Key Points Favorable Long-Term Demographics Target Population Growth Starts 2010-2015 Today: Battle for Market Share Highly Fragmented Industry Major Operators Have Only 10% of Industry Compete With Regional Chains, Family Operators Positioned to Win In Local Markets

Profitable Growth Initiatives Increase Market Share 1 Broaden Base of Clinical Products Offered Differentiate from Other Providers

Typical Nursing Home Skilled Nursing & Rehab Long-Term Care 20% 80% TODAY

Typical Nursing Home Skilled Nursing and Rehabilitation 20% of Beds 80% of Total Admissions Patients Go Home After 40 Days Long-Term Care Patients Come From Home or Hospital 80% of Beds 20% of Total Admissions Two Product Lines

Typical Nursing Home Two Product Lines INCORRECTLY VIEWED AS A COMMODITY BUSINESS

Typical Nursing Home Two Product Lines MAJOR CHALLENGES TO BUILDING / MAINTAINING MARKET SHARE

Typical Nursing Home Continuous Bed Turnover Marketing and Admissions Work Hard to Stay Even Skilled Nursing & Rehab

Typical Nursing Home Relatively More Stable Difficult to Grow Long-Term Care

Generates Higher / More Stable Occupancy Larger Share of Local Market Based on Premise: Skilled Nursing Facilities Are NOT a Commodity Business Allows Us to Differentiate Five Product Business Model Increase Market Share

Long-Term Care 80% Typical Nursing Home Skilled Nursing & Rehab 20% TOMORROW 80%

Mid-Stage Alzheimer's Units Advanced Alzheimer's Units 80% Typical Nursing Home Skilled Nursing & Rehab 20% Long-Term Care 25% TOMORROW 50%

Differentiates Us From Local Competitors Provides a Stable Platform for Growth Increase Market Share

Operate 92 Units Designed for Patients In Middle Stages Occupy One Wing: 25-35 Beds Investment: $250,000 per unit Provide a More Home-Like Environment Mid-Stage Units Increase Market Share

Staff Specially Trained Curriculum Developed With National Alzheimer's Association Mid-Stage Units Increase Market Share

Mid-Stage Unit Not Suited for Patients In Advanced Stages Patients Are Less Mobile / Require More Complex Care Increase Market Share Advanced-Care Units

Investment: $275,000 per unit Annual ROI: 20% avg. For Both Types of Units Advanced-Care Units Increase Market Share

Increase Market Share Revenue Contributions Modest Private Pay Premium Incremental Census Gains

Increase Market Share Alzheimer's Focus Distinctive Clinical Service Reduce Patient Turnover Capture Larger Share of Local Market

Mid-Stage Units Advanced Units 62 0 2001 92 10 2004 Increase Market Share

Typical Nursing Home Skilled Nursing & Rehab 20% Long-Term Care 25% TOMORROW Mid-Stage Alzheimer's Units Advanced Alzheimer's Units 50% 5% H o s p i c e

Typical Nursing Home

Hospice Programs Offered In Virtually All of Our Facilities AseraCare: 10% Important Benefit to Host Facility Special Assistance for Patient and Family Increase Market Share

Skilled Nursing Long-Term Care Mid-Stage Alzheimer's Advanced Alzheimer's Hospice Five Product Business Model Differentiate In Local Markets Create Competitive Advantage Increase Market Share

Skilled Nursing Long-Term Care Mid-Stage Alzheimer's Advanced Alzheimer's Hospice Five Product Business Model Not Appropriate For All Facilities or Markets Adapt the Model Increase Market Share

Skilled Nursing Long-Term Care Mid-Stage Alzheimer's Advanced Alzheimer's Hospice Five Product Business Model Beverly Operators Developing Local Marketing Plans Emphasize Differentiating Features Increase Market Share

Profitable Growth Initiatives Increase Market Share 1 Broaden Base of Clinical Products Offered Differentiate from Other Providers

Profitable Growth Initiatives Expand Current Business Build New & Replacement Facilities Add Bed Capacity 2

Expand Current Business Capital Spending $44 2003 ($ Millions) $32 Skilled Nursing $100-$110 2005 $90 Skilled Nursing

1 Pennsylvania Expand Current Business Four New Skilled Nursing Facilities (310 Beds) Capital Spending 1 Alabama 2 Wisconsin New Beds at Existing Facilities

Expand Current Business Strengthen Skilled Nursing Segment Individual Facilities Regional Chain Operators Densify Position In Key Markets Explore Accretive Acquisitions

Profitable Growth Initiatives Raise EBITDA Margins More Profit From Each Revenue Dollar 3

Raise EBITDA Margins Two Initiatives Improve Overall Performance, Turn Around Underperforming Facilities Use Technology to Improve Margins

Massachusetts: Microcosm of a Corporate Turnaround Corporate Turnaround

KEVIN ROBERTS Senior Vice President, Financial Operations Beverly Healthcare

Penny Business Grow Revenue & Contain Costs

Innovative Technology

ACTIVITIES OF DAILY LIVING

DOCUMENTATION TAKES SECOND PLACE!

CareTracker Touch-screen Kiosk 3 Facilities In 2003 Caregivers Loved the Product ROI: 3 1/2 Years System-wide Rollout In Progress

CareTracker Benefits No Language Skills Required Accurate Record of Services Improved Documentation Positive Medicaid / Medicare Rate Impact

CareTracker Incremental Revenue $1.9 Million Medicaid $1.6 Million Medicare (First nine months 2004)

LABOR COST CONTAINMENT

LABOR MANAGEMENT SYSTEM

Labor Management System Labor is Largest Single Expenditure Managing Labor in the Past: Manual, Time-Consuming Process Old Data Had Little Value as Predictor Data Stored in Different Systems Needed New System to Track: Census Hours of Labor Labor Costs

Labor Management System Datamart Data Pulled Nightly - Available by Noon Flexible Reports by District, Facility, Department or Individual Improved Accountability

Labor Management System Cost Containment Benefits Decrease in Overtime Decrease in Facilities Exceeding Needed Hours of Labor Reduced Special Pay Program Expense Maintain Reasonable Growth in Weighted Average Wage Rate

Summary Leveraged Technology to: Generate Attractive Return on Investment Improve EBITDA Margins CareTracker Payback on $7 Million Cost in 2 Years Labor Management System Reduced Labor Cost Increases by 40 BP

DAVE DEVEREAUX Executive Vice President Chief Operating Officer Beverly Healthcare

Profitable Growth Initiatives Increase Medicare / Improve Medicaid 4

MEDICARE

Increase Medicare Revenues Patients Require Complex Treatment Above Average Per Diem Rates 3rd Q 2004: Average $326 Per Diem

Increase Medicare Revenues Difference Primarily Related to Geography High Labor Cost Areas: Adjusted Up Low Labor Cost Areas: Adjusted Down Medicare Per Diems

Increase Medicare Revenues Increase Share of Medicare Patients % of Total Patient Days 12.1% 2004 (9 Mo.) 2000 9.6% +250 Basis Points

Increase Medicare Revenues Increase Share of Medicare Patients % of Total Revenues 28.1% 2004 (9 Mo.) 2000 21.9% +620 Basis Points

Increase Medicare Revenues Improvements More Patients Improved Nursing Capabilities Better Coordination Between SNF Staff & Aegis Therapists

Increase Medicare Revenues New Initiatives Medicare Units Within Facilities Same Approach as Alzheimer's Units Minimal Facility Modifications More Private / Semi-private Rooms Private Examination / Charting Rooms

Increase Medicare Revenues New Initiatives Medicare Units Within Facilities Freedom Through Functionality Program Demonstrable Increase In Patient Function Currently In 44 Beverly Facilities 57 Additional Facilities 2005

Increase Medicare Revenues New Initiatives Medicare Units Within Facilities Freedom Through Functionality Program Local Revenue Development Datamart System More Effective Labor Management Admissions / Payor Records Analysis Tool Identify Missed Opportunities

Increase Medicare Revenues New Initiatives Medicare Units Within Facilities Freedom Through Functionality Program Local Revenue Development

MEDICAID

Improve Medicaid Business Opportunities to Enhance Business Proper Compensation for Quality Care Capabilities to Treat Complex Patients

Improve Medicaid Business Key Strategies Concentrate On States Where Payment System Is Similar to Medicare Develop State Plans to Increase Funding

Improve Medicaid Business "Case Mix" System 15 States Payments Based On Patient Acuity Facilities In These Markets Current: 74% 2005: Over 80%

Improve Medicaid Business "Case Mix" System Higher Payments for Complex Patients Case Mix States Per Diem (2004 Q1-Q3) $8.50 Higher Than Non-Case-Mix States

Improve Medicaid Business State Funding Enhanced by "Provider" Taxes Higher Level Federal Matching Funds 14 of 22 States - 55% of Our Facilities Aggressive Government Relations Initiatives

Improve Medicaid Business Provider Tax States Higher Level of Rate Increases Medicaid Rates (2004 Q1-Q3) 7.6% vs. 2003 3% Non-Provider Tax States

Improve Medicaid Business Strategic Concentration Virtually All Facilities in States With Provider Tax Or Case Mix System Medicaid Revenues (2004 Full Year) 5.2% vs. 2003 +$47 Million

Improve Medicaid Business 2005 Increase In Medicaid Per Diems: + 3.5-4.5% (projected)

Improve Medicaid Business MEDICAID Myth Reality

Strategic Synergies

Skilled Nursing Facilities Cash to Invest In Higher Margin Businesses Core Competencies Contribute to Success Low-Cost / Low-Risk Launching Pad Generates Significant Profitable Growth

Profitable Growth Initiatives Increase Market Share Expand Current Business Raise EBITDA Margin Increase Medicare / Improve Medicaid 1 2 3 4

Skilled Nursing Past: Play Defense, Strengthen Portfolio Now: Play Offense, Grow Business

GROWING FORWARD Beverly Enterprises Investor Day